Supplement dated July 7, 2015 to the Wilmington Funds (the “Trust”) Prospectus

dated August 31, 2014, as revised December 1, 2014, as supplemented (the “Prospectus”)

Wilmington Large-Cap Strategy Fund

Effective July 7, 2015, the following new text amends and replaces the entire existing text of the “Principal Investment Strategies of the Fund” sections on pages 51 and 80 of the Prospectus.

“Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap companies (primarily common stocks). Large-cap companies are companies that have a market capitalization at the time of purchase at least equal to that of the smallest company in the Russell 1000 Index ($3.5 billion as of June 30, 2014), or at least equal to that of the smallest company expected to be included in the Russell 1000 Index after its next scheduled reconstitution.

The Fund’s investment advisor determines the tactical allocation of the Fund’s assets and uses returns-based and holdings-based style analysis tools to assess the tactical weightings. The tactical allocations may be based on one or more factors, such as investment style (e.g., growth or value), market capitalization (e.g., mega-cap or large/midcap), industry sector or security valuation measure (e.g., price/earnings ratio). Commencing on or about August 3, 2015, the investment advisor’s tactical allocation will be based primarily on the industry sectors of the Fund’s benchmark index (Russell 1000 Index). Once the investment advisor determines the tactical allocations, the sub-advisor builds a portfolio in accordance with the investment advisor’s allocation instructions. The sub-advisor uses quantitative models to construct a portfolio for the Fund.

The sub-advisor invests in a representative sample of securities which are included in the Fund’s benchmark index (Russell 1000 Index) or another index of large-capitalization companies, weighted to reflect the investment advisor’s tactical allocations. The return for each component of the portfolio is intended to correlate closely with the return for the corresponding component of the applicable benchmark index. The sub-advisor will use its proprietary quantitative analytical tools to rebalance the portfolio and to make buy and sell decisions on individual securities. There is no assurance that the sub-advisor’s investment performance will equal or exceed that of the benchmark index.”

Please keep this Supplement for future reference.